EXHIBIT 10.19

                          MIDLAND INTERNATIONAL AIRPORT
                                 LEASE AGREEMENT

STATE OF TEXAS           ss.
                         ss.
COUNTY OF MIDLAND        ss.

     THIS LEASE AGREEMENT, made and effective this 1 st day of March 2004, by and between the CITY OF MIDLAND, TEXAS, a municipal corporation, (hereinafter referred to as "City"), and NATURAL GAS SERVICES GROUP, INC., a corporation organized and existing under and by virtue of the laws of the State of Texas (hereinafter referred to as "Lessee");

     WHEREAS, the City of Midland owns and operates the Midland International Airport, referred to hereafter as "Airport"; and

     WHEREAS, Lessee desires to lease certain City-owned land at the Airport upon terms and conditions as set forth herein:

                            ARTICLE I. GRANT OF LEASE

1.01 CONVEYANCE OF LEASED PREMISES
----------------------------------

     City hereby leases to Lessee and Lessee does hereby accept and lease a tract of land at the Airport as shown on the drawing marked as Exhibit "A" (the "Leased Premises") which is attached hereto and made a part hereof for all legal purposes.

1.02 ACCEPTANCE OF LEASED PREMISES
----------------------------------

     Lessee agrees to accept the Leased Premises in the condition they are in at the commencement of the term hereof, including all defects therein, whether concealed or otherwise, and which are known or unknown to the City, and does hereby release and forever discharge the City from any and all damages of every kind and nature that may be in any way occasioned thereby.

     LESSEE AGREES AND ACKNOWLEDGES THE LESSEE IS LEASING THE LEASED PREMISES "AS IS" WITH ANY AND ALL LATENT AND PATENT DEFECTS AND THAT THERE IS NO WARRANTY, EXPRESS OR IMPLIED BEING MADE BY THE CITY OF MIDLAND, TEXAS THAT THE PREMISES ARE FIT FOR A PARTICULAR PURPOSE. THE LESSEE ACKNOWLEDGES THAT LESSEE IS NOT RELYING UPON ANY REPRESENTATION MADE BY THE CITY OF MIDLAND WITH RESPECT TO THE CONDITION OF THE _PREMISES, BUT IS RELYING UPON LESSEE'S EXAMINATION OF THE PREMISES. LESSEE ALSO RECOGNIZES THAT THE LESSEE IS AGREEING TO LEASE THE

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PREMISES  "AS IS" THAT  LESSEE  AGREES TO MAKE  LESSEE'S  OWN  APPRAISAL  OF THE
PREMISES AND TO ACCEPT THE RISK THAT LESSEE MAY BE WRONG. THE CITY OF MIDLAND GIVES NO ASSURANCES EXPRESS OR IMPLIED CONCERNING THE VALUE OR CONDITION OF THE PREMISES LEASED. IN NO EVENT SHALL THE LESSEE HAVE A RIGHT TO RECOVER CONSEQUENTIAL DAMAGES. THEREFORE THE LESSEE WILL TAKE THE LEASED PREMISES UNDER THE EXPRESS UNDERSTANDING THE LEASED PREMISES ARE ACCEPTED "AS IS" AND WITH ALL FAULTS EXCLUDING EXPRESS OR IMPLIED WARRANTIES.

                          ARTICLE II. TERM OF AGREEMENT

2.01 LEASE TERM
---------------

     The term of this Lease (also sometimes referred to as "the Lease Term") shall commence on March 1, 2004, and terminate on February 28, 2009, unless extended or sooner terminated under the provisions hereof.

2.02 HOLDOVER BY LESSEE
-----------------------

     If Lessee holds over or remains in possession of the Leased Premises after the termination of this Lease in the absence of a new lease agreement between the City and Lessee, such continuation beyond the date of termination, or the collection or acceptance of rent, fees and/or charges by the City, shall not be construed as a renewal or extension of this Lease, but shall be construed solely as creating a tenancy from month-to-month and not for any other term whatsoever. During the term of such tenancy from month-to-month, Lessee shall pay to City the fees and charges herein reserved, and each party shall be bound by and comply with all the relevant terms and provision of this Lease. The City may terminate said tenancy from month-to-month by giving Lessee thirty (30) days written notice thereof.

2.03 OPTION FOR EXTENSION OF LEASE TERM
---------------------------------------

     This Lease may be automatically extended for one additional five-year term upon City's receipt of a written notification of Lessee's intent to exercise this option. In order to effectively extend the term of this Lease, such written notification must be received by City no later than September 1, 2008.

                          ARTICLE III. RENT AND DEPOSIT

3.01 AMOUNT OF RENT AND DEPOSIT
-------------------------------

         Lessee agrees to pay rent to the City for the use of the Leased Premises in the following amounts:


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     $850.00, or the equivalent of two months rent, as a security deposit.  Said security deposit shall be returned to Lessee, without interest, within 60 days after termination of this Lease and Lessee's completion of all obligations under this Lease. The. City may use the Deposit to pay for any of Lessee's obligations under the Lease.

     $5,100.00 for the twelve months of the Lease Term, payable in monthly installments of $425.00. Each monthly installment shall be due and payable in advance on or before the first (1st) day of each month during said term of the Lease.

     Annual Consumer Price Index Adjustment. It is agreed and understood that provision must be made herein for an adjustment of rentals annually. Therefore, as of March 1, 2004, it is agreed and understood that the Minimum Annual rental shall be $5,100.00. Thereafter, as of March 1, 2005 the Minimum Annual rent shall be increased only in the same proportion or percentage by which the cost of living has been increased as reflected by the Consumer Price Index for All Items, as maintained by the United States Government's Department of Labor, Bureau of Labor Statistics for the Dallas/Fort Worth SMA; such increase being measured by comparison with such cost-of-living indices at the end of the immediately preceding 12-month period of this lease, as compared with the indices at the commencement of the immediately preceding 12-month period of this lease. In no event shall the yearly payment due be less than $5,100.00.

3.02 DELIVERY OF RENT
---------------------

     All  rent  payments  shall be made to the  Department  of  Airports,  ATTN:
Director of Airports, P. O. Box 60305, Midland, Texas 79711, or to such other location as specified in writing by the City from time to time, no later than the date such payment is due, unless such due date falls on a Saturday, Sunday, or City holiday, in which case such rent shall be due on the first City business day following the date such payment is due.

3.03 LATE RENT CHARGE
---------------------

     Lessee agrees that in the event rent payments are not received by the City on or before the 15' day of the month for which such rent is due, amounts due and unpaid shall accrue interest at an annual rate of 12% or the maximum legal rate whichever is lower. Payments due the City shall be received by the City only on normal business days of Monday through Friday. Payment by Lessee and acceptance by City of a delinquent charge shall not be construed as a waiver or forfeiture of any other rights or remedies of the City contained elsewhere in this Lease, or as provided by law.
For the purposes of this Section, the date payments are received by the City shall be the U.S. Postal Service cancellation date on the envelope transmitting the payment, or the date such payment is received by an authorized representative of the City if the payment is hand delivered. In the event of a dispute as to the amount to be paid, the City may accept without prejudice the sum tendered and, if a deficiency is determined, the foregoing delinquency charge shall apply only to such deficiency. The City may waive, for good cause, any delinquency charge upon written application of Lessee.


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               ARTICLE IV. MAINTENANCE, REPAIR AND RESTORATION OF
                                 LEASED PREMISES

4.01 MAINTENANCE OF LEASED PREMISES
-----------------------------------

     Lessee shall, at Lessee's sole expense, keep the Leased Premises and all improvements of any kind, which may be existing at the commencement of the Lease Term or erected, installed, or made thereon by Lessee after commencement of the Lease Term, not required herein to be maintained by City in good repair, condition and appearance. This section shall not apply in case of damage or destruction by fire or other casualty, in which event the City shall be obligated to repair as provided in Section 4.02. Subject to Section 4.03 below, Lessee shall keep mowed and in a sightly condition all landscaping and grass areas within the Leased Premises. City shall be the sole judge of the quality of Lessee's maintenance; provided, however, City shall not unreasonably withhold acceptance of said repairs or maintenance. Upon written notice by City to Lessee, Lessee shall be required to perform such reasonable maintenance under this Section 4.01 as City considers necessary. If such maintenance is not undertaken by Lessee within ten (10) days after receipt of written notice, City shall have the right to enter on the Leased Premises and perform the necessary maintenance, the cost of which shall be borne by Lessee.

4.02 DAMAGE TO LEASED PREMISES
------------------------------

     A.   SUBSTANTIAL DAMAGE OR TOTAL DESTRUCTION
     --------------------------------------------

     If the Leased Premises or any building or buildings located on the Leased Premises are destroyed or substantially damaged by fire or any other cause, the Lessor or Lessee shall have the right to terminate this agreement effective as of the date of such damage, without liability to either party.

     B.   PARTIAL DAMAGE (USABLE)
     ----------------------------

     In the event that any part of the building or buildings on the Leased Premises are partially damaged by fire or other cause so as to require repair, but remain usable for the purposes permitted by this Agreement, then City may repair any such damage without cost to Lessee. Lessee hall remain obligated to pay rent and comply with all other provisions of this Agreement. The decision on whether to repair and the amount and extent of the repairs are in the sole discretion of City.

4.03 TRASH AND WASTE REMOVAL
----------------------------

     On or before the date that is 30 days after the effective date of this Lease, the City agrees to cause to be removed from the Leased Premises, at its own expense, all waste, garbage and rubbish, and agrees to mow the Leased Premises so that the grass within the Leased Premises is in a sightly condition. >From and after the date the City satisfies the requirements set forth in the preceding sentence, Lessee agrees to cause to be removed from the Leased


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Premises,  at its own expense, all waste, garbage and rubbish, and agrees not to deposit same on the Leased Premises except temporarily in waste or garbage containers provided by Lessee at Lessee's expense. Lessee further agrees that Lessee will store all parts, supplies, and other materials on the interior of buildings located on the Leased Premises, provided, however, that any parts or supplies which must be kept outside because of volatility of the supply item or the size of the part will be kept out of view of the public traveling on public rights of way or other surrounding tenants by installation of fencing or other means of screening approved by the Director of Airports.

4.04 FENCES
-----------

     Lessee may remove the existing fencing between Lessee's property and the Leased Premises during the term of this Lease, provided however, that all fencing so removed shall be replaced by Lessee no later than 30 days following the termination of this Lease. Lessee's failure to replace all fencing within the time allowed shall result in the forfeiture of Lessee's security deposit to the City.

                     ARTICLE V. NO SUBLEASING OR ASSIGNMENT

     Lessee shall at no time sublease or assign, or attempt to sublease or assign any portion of this Lease or the Leased Premises, and any such sublease or assignment is void at inception.

                           ARTICLE VI. INDEMNIFICATION

     LESSEE WILL INDEMNIFY AND HOLD HARMLESS AND DEFEND CITY AND ALL OF CITY'S OFFICERS, AGENTS AND EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL SUITS, ACTIONS, CLAIMS, DAMAGES, PERSONAL INJURIES, ACCIDENTAL DEATH, LOSSES, PROPERTY DAMAGE AND EXPENSES OF ANY CHARACTER WHATSOEVER, INCLUDING ATTORNEY'S FEES BROUGHT FOR OR ON ACCOUNT OF ANY INJURIES OR DAMAGES RECEIVED OR SUSTAINED BY ANY PERSON OR PERSONS OR PROPERTY, ON ACCOUNT OF ANY NEGLIGENT ACT OF LESSEE ITS AGENTS OR EMPLOYEES, OR ANY SUBCONTRACTOR, arising out of the operations conducted on the Leased Premises, and Lessee will be required to pay any judgment with costs which arises out of operations conducted on the Leased Premises and is obtained against City or any of its officers, agents or employees, including attorney's fees.

     LESSEE SHALL INDEMNIFY AND HOLD HARMLESS AND DEFEND CITY AND ALL OF CITY'S OFFICERS, AGENTS AND EMPLOYEES, SUCCESSORS AND ASSIGNS FROM ALL SUITS ACTIONS CLAIMS DAMAGES PERSONAL INJURIES, ACCIDENTAL DEATH, PROPERTY DAMAGE, LOSSES, AND EXPENSE OF ANY CHARACTER WHATSOEVER INCLUDING ATTORNEY'S FEES, BROUGHT FOR OR ON ACCOUNT OF ANY INJURIES OR DAMAGES RECEIVED OR SUSTAINED BY ANY PERSON OR PERSONS OR PROPERTY, ON ACCOUNT OF ANY NEGLIGENT ACT OF CITY CITY'S OFFICERS AGENTS AND EMPLOYEES WHETHER SUCH NEGLIGENT ACT WAS THE SOLE PROXIMATE CAUSE OF THE INJURY OR DAMAGE OR A PROXIMATE CAUSE JOINTLY AND CONCURRENTLY WITH LESSEE


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OR LESSEE'S  EMPLOYEES,  AGENTS OR SUBCONTRACTORS  NEGLIGENCE ARISING OUT OF THE
OPERATIONS CONDUCTED ON THE LEASED PREMISES AND LESSEE WILL BE REQUIRED TO PAY ANY JUDGMENT WITH COSTS WHICH ARISES OUT OF OPERATIONS CONDUCTED ON THE LEASED PREMISES AND IS OBTAINED AGAINST CITY OR ANY OF ITS OFFICERS AGENTS OR EMPLOYEES,_ INCLUDING ATTORNEY'S FEES.

     Lessee agrees to be responsible for the Worker's Compensation insurance on its employees. If any direct claim for Worker's Compensation benefits is asserted against City by any of said employees or, in the event of death, by their personal representative(s) then upon written notice from City, Lessee shall undertake to defend City against such claim(s) and shall indemnify and hold City harmless from and against any such claim(s) to the extent of all benefits, costs of litigation, disbursements and attorney's fees incurred in connection therewith.

                             ARTICLE VII. INSURANCE

7.01 COVERAGE REQUIRED
----------------------

     Lessee shall procure and maintain, in full force and effect during the term of this Lease and any extension thereof, at its sole expense, an insurance policy or policies in the amount of not less than FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) combined single limit General Liability bodily injury and property damage.

     The policy or an endorsement thereto shall name the City as an additional insured, and shall further provide a broad form of contractual liability protection to include this Lease between the City and Lessee. Lessee shall require its insurance carriers, with respect to all insurance policies, including Worker's Compensation, to WAIVE ALL RIGHTS OF SUBROGATION IN FAVOR OF THE CITY. In addition, said policy shall provide that it will not be canceled or materially altered unless a thirty (30) day written notice of cancellation, material change or non-renewal has been served upon the City. In the event such policy of insurance is canceled, Lessee shall, prior to the effective date of such cancellation, procure other insurance in the amounts and in accordance with conditions set forth herein.

7.02 CERTIFICATE OF INSURANCE
-----------------------------

     Prior to the execution of this Lease and for so long as this Lease is in effect, Lessee shall provide the City a current certificate of insurance executed by the insurance carrier issuing said policy certifying that said insurance is in full force and effect, that all operations of Lessee are covered by such policy, that subrogation is waived as to the City, and that City is named as an additional insured.


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7.03 INSURANCE NOT LIMITATION ON INDEMNITY
------------------------------------------

     The amount or amounts of all required policies shall not be deemed a limitation of the Lessee's agreement to indemnify and hold harmless the City, its officers and employees in the event Lessee or City, its officers or employees shall become liable in an amount in excess of the amount or amounts of such policies.

7.04 CITY'S RIGHT TO PURCHASE INSURANCE
---------------------------------------

     In the event such insurance as required by Section 7.01 above, shall lapse, the City reserves the right to obtain such insurance at Lessee's expense. Upon demand from City, Lessee shall reimburse City for the full amount of the premium paid on Lessee's behalf or, at City's option, such amounts shall be added as amounts due City as rent pursuant to Section 3.01.

                               ARTICLE VIII. SIGNS

     All signs shall be constructed and erected in accordance with the standards approved by the Director of Airports. Prior to installation, construction or placing of any such signs or advertising matter on the Leased Premises, the Lessee shall submit to the Director of Airports for his approval in writing, such drawings, sketches, design dimensions and type, number and character of the sign or advertising matter as necessary to obtain such approval. Lessee shall remove all signs at its own expense at the end of the Lease and repair any and all damage at Lessee's own expense.

     Lessee may not install or erect any sign on or about the premises without first obtaining City's written approval. Lessee must, at its sole expense, remove any signs that it installed or erected on or about the premises and repair any damage done to the premises or the building in which the signs are located. This removal and repair must be completed no later than the lease-termination date. If the sign or signs are not removed, the signs become the property of City without City owing any compensation to Lessee.

                        ARTICLE IX. DEFAULT AND REMEDIES

9.01 EVENTS OF DEFAULT

         The following events shall constitute events of default of Lessee pursuant to this Lease Agreement:

          A. The failure of Lessee to pay at the time and place due any installment of rent or any other payment due to City by Lessee pursuant to this Lease;

          B.   The abandonment of the Leased Premises by Lessee;

          C. The violation by Lessee of any other covenant, term or provision in this Lease binding upon Lessee and the failure of Lessee to remedy such violation within a period of thirty (30) days after written notice thereof by City to Lessee;


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


          D. Failure of a trustee in bankruptcy to affirm this Lease within thirty (30) days after the filing of any voluntary petition by or against Lessee, or by or against any then owner of Lessee's estate and interest in this Lease, under any provision of the United States Bankruptcy Code or any other similar law;

          E.   Any assignment by Lessee for the benefit of creditors; or

          F.   Any appoinhtment of a receiver of the assets of Lessee.

9.02 REMEDIES
-------------

     Upon the occurrence of any event of uncured default by Lessee, except a default relating to the filing of bankruptcy, City shall have the right, at its sole option, to terminate this Lease at any time by giving thirty (30) days written notice to Lessee of City's election to so terminate. Such termination shall be effective upon the expiration of thirty (30) days from the date such notice of such termination is given to Lessee. Upon such termination, City shall have the right immediately to reenter and repossess the Leased Premises. Upon such termination, the rent for the entire stated term of this Lease, and all other indebtedness, if any, payable under the provisions hereof by Lessee to City, shall be and become immediately due and payable without notice to Lessee or anyone else, and without regard to whether possession of the Leased Premises shall have been surrendered to or taken by City, and Lessee agrees to pay the same to City at once, together with payment of all loss or damage which City shall have suffered by reason of such event or default. In the event the default arises from the filing of bankruptcy by Lessee, or the filing of an involuntary petition of bankruptcy by Lessee's creditors, City shall have the right to terminate this Lease by providing not less than thirty (30) days notice to the bankruptcy trustee or the trustee in possession if said trustee has failed to ratify this Lease within 45 days after filing of said bankruptcy petition.

9.03 REMEDIES NOT EXCLUSIVE
---------------------------

         The remedies to which City may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of a redress to which City may lawfully be entitled at any time. City may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

9.04 NO WAIVER OF BREACH
------------------------

     City's failure or delay in declaring the existence of an event of default by Lessee shall not be construed as a waiver thereof, nor shall it be construed so as to waive or to lessen the right of the City to insist upon the performance by Lessee of any term, covenant or condition hereof, or to exercise any rights given it on account of any such event of default. A waiver of any particular event of default shall not be deemed to be a waiver of the same, similar or any other subsequent event of default.


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9.05 EXPEDITIOUS ACTION
-----------------------

     Notwithstanding any provision as to notice in this Lease herein contained, if in City's reasonable judgment the continuance of any event of default by Lessee for the full period of the notice to cure the event of default will jeopardize the operation of the Airport or the rights of the City or the other Airport tenants, City may, without notice, elect to perform those acts in respect to which Lessee is in default. Lessee shall reimburse City for any reasonable and necessary costs incurred by the City or, at City's option, City may add such amounts as additional rents due hereunder.

9.06 UTILITIES
--------------

     Lessee shall be solely responsible for the payment of all electric, telephone, water, refuse, natural gas and other public utility services used on the Leased Premises. Lessee and City agree that included within the rent to be paid by Lessee under this Lease is a $30.00/month charge for the water services to be provided to the Leased Premises. Lessee's payment of the rent owed hereunder shall satisfy Lessee's obligation to pay for the water services to be provided to the Leased Premises.

                       ARTICLE X. MISCELLANEOUS PROVISIONS

10.01 INSPECTION AND ACCESS BY CITY
-----------------------------------

     City may enter upon the Leased Premises at any reasonable time for any purpose necessary, incidental to or connected with the performance of its obligations hereunder, or in the exercise of its governmental functions, for fire protection or security purposes, or for inspecting or maintaining the Leased Premises, or doing any and all things City is obligated to do, or which may be deemed necessary or desirable for the proper conduct and operation of the Airport.

10.02 RELATIONSHIP OF PARTIES
-----------------------------

     It is mutually understood and agreed that nothing in this Lease is intended or shall be construed as in any way making the Lessee an agent of the City, the relationship at all times being that of landlord and tenant.

10.03 DEVELOPMENT OF THE AIRPORT
--------------------------------

     Future development, changes, alterations, modifications or improvements to the Airport shall be at the sole discretion of the City.


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10.04 SUBORDINATION TO FEDERAL AGREEMENTS
-----------------------------------------

     This Lease shall be subordinate to the provisions and requirements of any existing or future agreement between the City and the United States, relative to the development, operation or maintenance of the Airport.

10.05 CHANGES
-------------

     City reserves the right to make, at any time, such changes in or to the Airport and the fixtures and equipment thereof, as it may deem necessary, provided that it does not impair Lessee's use of the Leased Premises. Lessee agrees to allow the City to make such changes and to require no compensation or to seek to attach any liability to the City for those changes, even if the City is negligent therein.

10.06 INABILITY TO PERFORM
--------------------------

     If, by reason of (a) strike, (b) work stoppage, (c) governmental preemption in connection with a national emergency, (d) any rule, order or regulation of any governmental agency, (e) conditions of supply or demand which are affected by war or other national, state or municipal emergency, or (f) other cause beyond the control of City, whether or not similar to any of the causes listed in clauses (a) through (f) above, City shall after a reasonable time be unable to fulfill its obligations under this Lease, including but not limited to delivery of possession of the Leased Premises, or shall be unable to supply any service which City is obligated to supply to Lessee or to the Leased Premises, this Lease and Lessee's obligation to pay rent hereunder shall abate, provided that City shall not be liable to Lessee or to anyone else for damages for or on account of any failure of City to perform because of any such liability.

10.07 RULES AND REGULATIONS
---------------------------

          A. Airport Security Rules and Regulations: Lessee, its directors, officers, employees, and contractors shall comply with all federal and local Airport Security regulations adopted by the City or the Department of Airports as such rules and regulations exist or may hereafter be amended.

          B. 14 C.F.R. Part 77 Requirements: Lessee agrees to comply with the notification and review requirements set forth in Part 77 of the Federal Aviation Regulations [14 CFR Part 77] in the event any future structure, antenna or building is planned for the Leased Premises, or in the event of any planned modification of any present or future building, antenna or structure located on the Leased Premises.

          C. Control of Structures: No structure, object or tree on the Leased Premises shall at its highest point exceed 30 feet in the air. City reserves the right to enter upon the Leased Premises and to remove any offending structure or object and cut the offending tree at Lessee's expense.


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


          D. Aerial Approaches: City reserves the right to take any action it considers necessary to protect the aerial approaches of the Airport against obstruction together with the right to prevent Lessee from erecting or permitting to be erected any building or other structure on or adjacent to the Airport which, in the opinion of the City, would limit the usefulness of the Airport or constitute a hazard to aircraft.

          E. Right of Overflight: There is hereby reserved to the City, for the use and benefit of the public, a right of flight for the passage of aircraft above the surface of the Leased Premises, together with the right to cause in said airspace such noise as may be inherent in the operation of aircraft, now known or hereafter used for navigation of or flight in the air, using said airspace for landing at, taking off from or operating on the Airport.

10.08 ENTIRE AGREEMENT
----------------------

     This Lease evidences the entire Lease between City and Lessee, and no representation of, or understanding or agreement had between, the parties or agents or other, except as set forth herein, shall be binding on the parties hereto.

10.09 NOTICES
-------------

     Any notice or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made, if and when sent by Certified Mail, Return Receipt Requested, addressed to the Director of Airports of the City of Midland at his office at P. O. Box 60305, Midland, Texas 79711 and to the Lessee at the Leased Premises. Either City or Lessee may, by notice as aforesaid designate a different address or addresses for notices or other communications.

10.10 SURRENDER
---------------

     On the termination of this Lease, or upon any reentry by City into the Leased Premises, Lessee shall quit and surrender the Leased Premises to City in good order, condition and repair except for ordinary wear and tear and such damage or destruction as City is required to repair or restore under this Lease, and the Lessee shall remove all of Lessee's property therefrom except as otherwise expressly provided in this Lease. Lessee's obligations to observe or perform this covenant shall survive the expiration or other termination of this lease.

10.11 QUIET ENJOYMENT
---------------------

     City covenants and agrees with Lessee that upon Lessee's paying the rent reserved in this Lease and observing and performing all the terms, covenants and conditions of this Lease on Lessee's part to be observed and performed, Lessee may peaceably and quietly enjoy the Leased Premises, subject to the terms and conditions of this Lease.

10.12 AFFIRMATIVE ACTION PROGRAM
--------------------------------

     The Lessee assures that it will undertake an affirmative action program to the extent required of Lessee by 14 CFR Part 152, Subpart E, to ensure that no person shall on the grounds of race, creed, color, national origin, or sex be excluded from participating in any employment activities covered in 14 CFR Part 152, Subpart E. The Lessee assures that no person shall be excluded on these grounds from participating in or receiving the services or benefits of any program or activity covered by this subpart. The Lessee assures that it will require that its covered suborganizations provide assurances to the City, and they similarly will undertake affirmation action programs and that they will require assurances from their sub organizations, to the extent the same is required of such parties by 14 CFR Part 152, Part E, to the same effect.

10.13 NONDISCRIMINATION
-----------------------

     The Lessee, for itself, its personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree as a covenant running with the land that: (a) no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of the facilities; (b) that in the construction of any improvements on, over, or under such land and the furnishing of services thereon, no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subjected to discrimination; and (c) that the Lessee shall use the Leased Premises in compliance with all other requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary, Part 21, Nondiscrimination in Federally Assisted Programs of the Department of Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as those Regulations may be amended. In the event of breach of any of the above nondiscrimination covenants, City shall have the right to terminate this Lease and to reenter and repossess the land and the facilities thereon, and hold the same as if this Lease had never been made or issued. This provision shall not be effective until the procedures of Title 49, Code of Federal Regulations, Part 21 are followed and completed including exercise or expiration of appeal rights.

10.14 TAXES AND ASSESSMENTS
---------------------------

     Lessee will pay before delinquency of any and all taxes, license fees, occupational taxes or assessments, special or general, lawfully levied on account of Lessee's occupancy, and upon Lessee's fixtures, equipment and personal property in and on the Leased Premises.

10.15    ATTORNEY FEES

     BY EXECUTING THIS LEASE AGREEMENT, LESSEE AGREES TO WAIVE AND DOES HEREBY WAIVE ANY CLAIM IT HAS OR MAY HAVE AGAINST THE CITY OF MIDLAND, TEXAS, REGARDING THE AWARD OF ATTORNEY' S FEES, WHICH ARE IN ANY WAY RELATED TO THE LEASE AGREEMENT, OR THE CONSTRUCTION, INTERPRETATION OR BREACH OF THE LEASE AGREEMENT. THE LESSEE SPECIFICALLY AGREES THAT IF THE LESSEE BRINGS OR COMMENCES ANY LEGAL ACTION OR PROCEEDING RELATED TO THIS LEASE AGREEMENT, THE CONSTRUCTION, INTERPRETATION, VALIDITY OR BREACH OF THIS LEASE AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY ACTION PURSUANT TO THE PROVISIONS OF THE TEXAS UNIFORM
DECLARATORY JUDGMENTS ACT (TEXAS CIVIL PRACTICE AND REMEDIES CODE SECTION 37.001, ET. SEQ., AS AMENDED), THE LESSEE AGREES TO WAIVE AND RELINQUISH ANY AND ALL RIGHTS TO THE RECOVERY OF ATTORNEY'S FEES TO WHICH THE LESSEE MIGHT OTHERWISE BE ENTITLED.

     The Lessee agrees that this is the intentional relinquishment of a presently existing known right. The Lessee acknowledges that it understands all terms and conditions of the Lease Agreement.

     By execution of the Lease Agreement, the Lessee hereby represents and warrants to the City of Midland, Texas the Lessee has read and understood the Lease Agreement.

     This section shall not be construed as a waiver of sovereign immunity.

10.16 GOVERNING LAW AND VENUE
-----------------------------

     This Lease shall be governed by and construed in accordance with the laws of the State of Texas. All performance and payment made pursuant to this Lease Agreement shall be deemed to have occurred in Midland County, Texas. Exclusive venue for any claims, suits or any other action arising from or connected in any way to this Lease Agreement or the performance of this Lease Agreement shall be in Midland County, Texas.

10.17 SEVERABILITY
------------------

     If any provision of this Lease is invalid or unenforceable, this Lease shall be considered severable as to such provision, and the remainder of this Lease shall remain valid and binding as though such invalid or unenforceable provision were not included herein.

10.18 CAPTIONS
--------------

     Section headings are inserted herein only as a matter of convenience and for reference, and in no way defines, limits or describes the scope or intent to any provision herein.

10.19 AMENDMENTS, MODIFICATIONS, ALTERATIONS
--------------------------------------------

     No amendment, modification, or alteration of the terms of this Lease shall be binding unless it is in writing, dated subsequent to the date of this Lease, and duly executed by the parties to this Lease.

10.20 CUMULATIVE RIGHTS AND REMEDIES
------------------------------------

     The rights and remedies provided by this Lease Agreement are cumulative, and the use of any one right or remedy by either party shall not preclude or waive its rights to use any or all other remedies. The rights and remedies provided in this Lease are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

10.21 TERMINATION AT WILL
-------------------------

     The City may terminate this Agreement at will for no or any reason upon giving three-hundred sixty five (365) days written notice to Lessee. The parties to this Lease understand and agree that it is in City's sole discretion to cancel the Lease during the term of the Lease without penalty to City. The Lessee has no expectation and has received no guarantees that this Lease will not be terminated. The parties have bargained for the flexibility of terminating this Lease upon tender of the requisite notice at any time during the term of this Lease.

10.22 SOVEREIGN IMMUNITY
------------------------

     By executing this Lease the City is not waiving its right of sovereign immunity. The City is retaining its immunity from suit. The City is not granting consent to be sued by legislative resolution or action.

     THERE IS NO WAIVER OF SOVEREIGN IMMUNITY.

10.23 THIRD-PARTY BENEFICIARY
-----------------------------

     There is no third party beneficiary to this Lease. No person or entity who is not a party to this Lease shall have any third party beneficiary or other rights hereunder.

10.24 RELEASE
-------------

     Lessee hereby releases, acquits and forever discharges City, its employees and officers, from any and all demands, claims or causes of action of any kind whatsoever which Lessee has or might have in the future, including but not limited to BREACH OF CONTRACT, QUANTUM MERUIT, CLAIMS UNDER THE DUE PROCESS AND TAKINGS CLAUSES OF THE TEXAS AND UNITED STATES CONSTITUTIONS, TORT CLAIMS, OR CITY'S NEGLIGENCE.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be effective the 1st day of March, 2004.


                                                CITY OF MIDLAND, TEXAS



                                                 By: /s/Michael J. Canon
                                                     --------------------
                                                     Michael J. Canon, Mayor


ATTEST:

/s/Kaylah McCord
-----------------------------
Kaylah McCord, City Secretary




APPROVED AS TO FORM:

/s/Keith Stretcher
------------------------------
Keith Stretcher, City Attorney


                                                NATURAL GAS SERVICES GROUP, INC.



                                                 By: /s/Wallace C. Sparkman
                                                     ----------------------